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                                                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 4, 1999, except as to Note 10 which is as of March 22, 1999, which appears on page F-2 of the Company's Form S-1 (No. 333-71919), as amended.

Minneapolis, Minnesota                          /s/ PricewaterhouseCoopers LLP
April 27, 1999                                  ------------------------------
                                                PricewaterhouseCoopers LLP